    MORGAN STANLEY INSTITUTIONAL FUND TRUST - INTERMEDIATE DURATION PORTFOLIO
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        OCTOBER 1, 2008 - MARCH 31, 2009

                                                                     AMOUNT OF     % OF     % OF
                                    OFFERING           TOTAL           SHARES    OFFERING   FUNDS
  SECURITY    PURCHASE/   SIZE OF   PRICE OF         AMOUNT OF       PURCHASED  PURCHASED   TOTAL                        PURCHASED
 PURCHASED   TRADE DATE  OFFERING    SHARES           OFFERING        BY FUND    BY FUND   ASSETS        BROKERS            FROM
-----------  ----------  --------  ----------  --------------------  ---------  ---------  ------  ------------------  -------------

IBM Corp.     10/09/08      --     $  98.630   $   1,600,000,000.00    200,000    0.01%     0.15%  Banc of                Barclays
7.625% due                                                                                         America                Capital
10/15/2018                                                                                         Securities
                                                                                                   LLC, Barclays
                                                                                                   Capital,
                                                                                                   Credit Suisse,
                                                                                                   Deutsche Bank
                                                                                                   Securities,
                                                                                                   BNP PARIBAS,
                                                                                                   HSBC,
                                                                                                   Mitsubishi UFJ
                                                                                                   Securities,
                                                                                                   Mizuho
                                                                                                   Securities
                                                                                                   Inc., Morgan
                                                                                                   Stanley, USB
                                                                                                   Investment Bank

Time Warner   11/13/08      --     $  98.465   $   1,250,000,000.00    165,000    0.01%     0.12%  Citi, Deutsche        Citigroup
Cable Inc.                                                                                         Bank
Note 8.750%                                                                                        Securities,
due                                                                                                Mizuho
2/14/2019                                                                                          Securities USA
                                                                                                   Inc., Goldman,
                                                                                                   Sachs & Co.,
                                                                                                   Banc of
                                                                                                   America
                                                                                                   Securities
                                                                                                   LLC, Daiwa
                                                                                                   Securities
                                                                                                   America Inc.,
                                                                                                   Mitsubishi UFJ
                                                                                                   Securities,
                                                                                                   Barclays
                                                                                                   Capital,
                                                                                                   Fortis
                                                                                                   Securities
                                                                                                   LLC, Morgan
                                                                                                   Stanley,
                                                                                                   Wachovia
                                                                                                   Securities,
                                                                                                   BNP PARIBAS,
                                                                                                   RBS Greenwich
                                                                                                   Capital, UBS
                                                                                                   Investment
                                                                                                   Bank, Utendahl
                                                                                                   Capital Group,
                                                                                                   LLC, Loop
                                                                                                   Capital
                                                                                                   Markets, LLC

Wal-Mart      01/15/09      --     $   99.561  $     500,000,000.00    345,000    0.06%     0.25%  Banc of                Barclays
Inc.                                                                                               America                Capital
4.125% due                                                                                         Securities
2/1/2019                                                                                           LLC, Barclays
                                                                                                   Capital,
                                                                                                   Deutsche Bank
                                                                                                   Securities,
                                                                                                   J.P. Morgan,
                                                                                                   Banca IMI, BNP
                                                                                                   PARIBAS,
                                                                                                   CastleOak
                                                                                                   Securities,
                                                                                                   L.P., Credit
                                                                                                   Suisse,
                                                                                                   Goldman, Sachs
                                                                                                   & Co., Loop
                                                                                                   Capital
                                                                                                   Markets, LLC,
                                                                                                   Mizuho
                                                                                                   Securities USA
                                                                                                   Inc., RBS
                                                                                                   Greenwich
                                                                                                   Capital,
                                                                                                   Scotia
                                                                                                   Capital, TD
                                                                                                   Securities,
                                                                                                   U.S. Bancorp
                                                                                                   Investments,
                                                                                                   Inc., BBVA
                                                                                                   Securities,
                                                                                                   Cabrera
                                                                                                   Capital
                                                                                                   Markets, LLC,
                                                                                                   Citi, Dresdner
                                                                                                   Kleinwort,
                                                                                                   HSBC,
                                                                                                   Mitsubishi UFJ
                                                                                                   Securities,
                                                                                                   Morgan
                                                                                                   Stanley,
                                                                                                   Santander
                                                                                                   Investment,
                                                                                                   Standard
                                                                                                   Chartered
                                                                                                   Bank, UBS
                                                                                                   Investment
                                                                                                   Bank, Wachovia
                                                                                                   Securities

AT&T Inc.     01/29/09      --     $  99.437   $   2,250,000,000.00    235,000    0.01%     0.17%  Banc of America       JP Morgan
6.550% due                                                                                         Securities LLC,
2/15/2039                                                                                          Barclays Capital,
                                                                                                   Credit Suisse,
                                                                                                   Citi, Deutsche
                                                                                                   Bank Securities,
                                                                                                   RBS Greenwich
                                                                                                   Capital, SOCIETE
                                                                                                   GENERALE,
                                                                                                   Mitsubishi UFJ
                                                                                                   Securities,
                                                                                                   DnB NOR Markets

Conoco        01/29/09      --     $  99.326   $   2,250,000,000.00     70,000    0.00%     0.05%  Banc of America        Banc of
Phillips                                                                                           Securities LLC,        America
5.750% due                                                                                         Barclays Capital,
2/1/2019                                                                                           Credit Suisse,
                                                                                                   Citi, Deutsche
                                                                                                   Bank Securities,
                                                                                                   RBS Greenwich
                                                                                                   Capital, SOCIETE
                                                                                                   GENERALE,
                                                                                                   Mitsubishi UFJ
                                                                                                   Securities,
                                                                                                   DnB NOR Markets

Walgreen Co.  01/08/09      --     $  99.477   $      1,000,000,000    245,000    0.02%     0.17%  Banc of America        Banc of
Note 5.250%                                                                                        Securities LLC,        America
due                                                                                                Goldman, Sachs &
1/15/2019                                                                                          Co., J.P. Morgan,
                                                                                                   Morgan Stanley,
                                                                                                   Loop Capital
                                                                                                   Markets, LLC,
                                                                                                   Wells Fargo
                                                                                                   Securities

Amgen Inc.    01/13/09      --     $  99.777   $      1,000,000,000     40,000    0.00%     0.03%  Goldman, Sachs      Merrill Lynch
5.700% due                                                                                         & Co., Merrill
2/1/2019                                                                                           Lynch & Co.,
                                                                                                   Morgan Stanley,
                                                                                                   Barclays Capital,
                                                                                                   Citi, Credit
                                                                                                   Suisse, Deutsche
                                                                                                   Bank Securities,
                                                                                                   Mitsubishi UFH
                                                                                                   Securities,
                                                                                                   UBS Investment
                                                                                                   Bank, Daiwa
                                                                                                   Securities
                                                                                                   America Inc.,
                                                                                                   RBS Greenwich
                                                                                                   Capital

Emerson       01/15/09      --     $  99.619   $     500,000,000.00    165,000    0.03%     0.12%  Banc of America        JPMorgan
Electric Co.                                                                                       Securities LLC,
4.875% due                                                                                         J.P. Morgan,
10/15/2019                                                                                         Barclays Capital,
                                                                                                   BNP PARIBAS,
                                                                                                   Citi, Morgan
                                                                                                   Stanley, RBC
                                                                                                   Capital Markets

General       01/29/09      --     $   99.914  $   1,150,000,000.00    250,000    0.02%     0.18%  Deutsche Bank,       J.P. Morgan
Mills Inc.                                                                                         J.P. Morgan,
5.600% due                                                                                         Morgan Stanley,
2/3/2019                                                                                           Wells Fargo
                                                                                                   Securities,
                                                                                                   Citi, Banc of
                                                                                                   America
                                                                                                   Securities
                                                                                                   LLC, Barclays
                                                                                                   Capital,
                                                                                                   Credit Suisse,
                                                                                                   The Williams
                                                                                                   Capital Group,
                                                                                                   L.P., Mitsubishi
                                                                                                   UFJ Securities

Wellpoint     02/02/09      --      99.840000  $     600,000,000.00     50,000    0.00%     0.04%  Banc of America     Merrill Lynch
Inc. 7.000%                                                                                        Securities LLC,
due                                                                                                Deutsche Bank
2/15/2019                                                                                          Securities,
                                                                                                   SunTrust Robinson
                                                                                                   Humphrey, UBS
                                                                                                   Investment
                                                                                                   Bank, Credit
                                                                                                   Suisse,
                                                                                                   Goldman, Sachs
                                                                                                   & Co., Mitsubishi
                                                                                                   UFJ Securities,
                                                                                                   Morgan Stanley,
                                                                                                   BB&T Capital
                                                                                                   Markets, Fifth
                                                                                                   Third Securities,
                                                                                                   Inc., Daiwa
                                                                                                   Securities
                                                                                                   America Inc.,
                                                                                                   U.S. Bancorp
                                                                                                   Investments, Inc.

Cisco         02/09/09      --     $   99.774  $   2,000,000,000.00    195,000    0.01%     0.14%  Banc of America     Goldman Sachs
Systems                                                                                            Securities LLC,
Inc. 4.950%                                                                                        Goldman, Sachs &
due                                                                                                Co., Morgan
2/15/2019                                                                                          Stanley, J.P.
                                                                                                   Morgan,
                                                                                                   Wachovia
                                                                                                   Securities,
                                                                                                   Citi, Barclays
                                                                                                   Capital, BNP
                                                                                                   PARIBAS,
                                                                                                   Credit Suisse,
                                                                                                   Deutsche Bank
                                                                                                   Securities,
                                                                                                   HSBC, ING
                                                                                                   Wholesale,
                                                                                                   Standard
                                                                                                   Chartered
                                                                                                   Bank, UBS
                                                                                                   Investment Bank

Hewlett       02/23/09      --     $   99.993  $1,500,00,000,000.00    165,000    0.01%     0.12%  Banc of America     Deutsche Bank
Packard Co.                                                                                        Securities
4.750% due                                                                                         LLC, Credit
6/2/2014                                                                                           Suisse,
                                                                                                   Deutsche Bank
                                                                                                   Securities,
                                                                                                   Morgan Stanley,
                                                                                                   RBS Greenwich
                                                                                                   Capital, Barclays
                                                                                                   Capital,
                                                                                                   Mitsubishi UFJ
                                                                                                   Securities,
                                                                                                   BNP PARIBAS,
                                                                                                   HSBC,  Wells
                                                                                                   Fargo Securities

Chevron       02/26/09      --     $   99.969  $1,500,00,000,000.00    295,000    0.02%     0.21%  Barclays Capital,   Barclays Bank
Corp.                                                                                              Morgan Stanley,          PLC
4.950% due                                                                                         Citi, J.P. Morgan,
3/3/2019                                                                                           RBS Greenwich
                                                                                                   Capital, Banc
                                                                                                   of America
                                                                                                   Securities
                                                                                                   LLC, CALYON, Loop
                                                                                                   Capital Markets,
                                                                                                   LLC, RBC Capital
                                                                                                   Markets, The
                                                                                                   Williams Capital
                                                                                                   Group, L.P.,
                                                                                                   Blaylock
                                                                                                   Robert Van, LLC,
                                                                                                   Deutsche Bank
                                                                                                   Securities,
                                                                                                   Mitsubishi UFJ
                                                                                                   Securities,
                                                                                                   SOCIETE GENERALE,
                                                                                                   BNP Paribas,
                                                                                                   Guzman & Company,
                                                                                                   Mizuho Securities
                                                                                                   USA Inc.,
                                                                                                   Standard
                                                                                                   Chartered Bank

The Coca-     03/03/09      --     $   99.077  $   1,350,000,000.00    205,000    0.01%     0.15%  Banc of America        Banc of
Cola                                                                                               Securities LLC,        America
Company                                                                                            Citi, HSBC, BNP
Note 4.875%                                                                                        PARIBAS, Deutsche
due                                                                                                Bank Securities,
3/15/2019                                                                                          Goldman, Sachs
                                                                                                   & Co., ING
                                                                                                   Wholesale,
                                                                                                   Mitsubishi UFH
                                                                                                   Securities,
                                                                                                   UBS Investment
                                                                                                   Bank

Boeing Co.    03/10/09      --     $   98.466  $     650,000,000.00     85,000    0.01%     0.06%  J.P. Morgan,             UBS
6.000% due                                                                                         Banc of America       Securities
3/15/2019                                                                                          Securities LLC,
                                                                                                   Deutsche Bank
                                                                                                   Securities,
                                                                                                   Barclays Capital,
                                                                                                   Goldman, Sachs
                                                                                                   & Co., BNP
                                                                                                   PARIBAS, Citi,
                                                                                                   Morgan Stanley,
                                                                                                   UBS Investment
                                                                                                   Bank, Credit
                                                                                                   Suisse, RBS
                                                                                                   Greenwich Capital

CVS           03/10/09      --     $   99.365  $1,000,00,000,000.00     45,000    0.00%     0.03%  Barclays Capital,      Barclays
Caremark                                                                                           Banc of America        Capital
Corp. Note                                                                                         Securities LLC,
6.600% due                                                                                         Deutsche Bank
3/15/2019                                                                                          Securities,
                                                                                                   Morgan Stanley,
                                                                                                   Wachovia
                                                                                                   Securities,
                                                                                                   BNY Mellon
                                                                                                   Capital Markets,
                                                                                                   LLC, Wells Fargo
                                                                                                   Securities,
                                                                                                   SunTrust Robinson
                                                                                                   Humphrey, U.S.
                                                                                                   Bancorp
                                                                                                   Investments,
                                                                                                   Inc. Utendahl
                                                                                                   Capital Partners

United        03/19/09      --     $   99.929  $   1,000,000,000.00    400,000    0.04%     0.29%  Citi, J.P. Morgan,    JP Morgan
Parcel                                                                                             Barclays Capital,
Service                                                                                            UBS Investment
Inc. Note                                                                                          Bank, Banc of
5.125% due                                                                                         America
4/1/2014                                                                                           Securities LLC,
                                                                                                   Morgan Stanley,
                                                                                                   BNP PARIBAS,
                                                                                                   Goldman, Sachs
                                                                                                   & Co., Wells
                                                                                                   Fargo Securities,
                                                                                                   Castleoak
                                                                                                   Securities, L.P.,
                                                                                                   RBC Capital
                                                                                                   Markets, Credit
                                                                                                   Suisse, RBS
                                                                                                   Greenwich, HSBC,
                                                                                                   Banca IMI,
                                                                                                   SOCIETE GENERALE,
                                                                                                   Mitsubishi UFJ
                                                                                                   Securities,
                                                                                                   Ramirez & Co.,
                                                                                                   Inc., The
                                                                                                   Williams Capital
                                                                                                   Group, Inc.

Time Warner   03/23/09      --     $   99.348  $   2,000,000,000.00    130,000    0.00%     0.09%  Banc of America       Citigroup
Cable Inc.                                                                                         Securities LLC,
8.250% due                                                                                         UBS Investment
4/1/2019                                                                                           Bank, Barclays
                                                                                                   Capital, Daiwa
                                                                                                   Securities
                                                                                                   America Inc.,
                                                                                                   HSBC, Mizuho
                                                                                                   Securities USA
                                                                                                   Inc., Citi,
                                                                                                   BNP PARIBAS,
                                                                                                   Fortis Securities
                                                                                                   LLC, J.P. Morgan,
                                                                                                   Morgan Stanley,
                                                                                                   Scotia Capital,
                                                                                                   Deutsche Bank
                                                                                                   Securities,
                                                                                                   Wachovia
                                                                                                   Securities,
                                                                                                   CALYON, Goldman,
                                                                                                   Sachs & Co.,
                                                                                                   Mitsubishi UFJ
                                                                                                   Securities,
                                                                                                   RBS Greenwich
                                                                                                   Capital, Blaylock
                                                                                                   Robert Van,
                                                                                                   LLC, Cabrera
                                                                                                   Capital Markets,
                                                                                                   LLC, The Williams
                                                                                                   Capital Group,
                                                                                                   L.P.

Verizon       03/24/09      --     $   98.518  $   1,750,000,000.00    625,000    0.03%     0.44%  Banc of America        Bank of
Communicat-                                                                                        securities LLC,        America
ions Inc.                                                                                          Citi, Barclays
6.350% due                                                                                         Capital, Morgan
4/1/2019                                                                                           Stanley, Goldman,
                                                                                                   Sachs & Co., RBS
                                                                                                   Greenwich
                                                                                                   Capital, Credit
                                                                                                   Suisse, UBS
                                                                                                   Investment Bank,
                                                                                                   Mitsubishi UFJ
                                                                                                   Securities,
                                                                                                   J.P. Morgan,
                                                                                                   RBC Capital
                                                                                                   Markets, Wachovia
                                                                                                   Securities